                                                      ORIGINAL FOR THE SELLER



                         TWELFTH AMENDMENT TO PURCHASE AGREEMENT



TWELFTH AMENDMENT (the "Twelfth Amendment") to the PURCHASE AGREEMENT, dated as of April 22, 1988, to the FIRST AMENDMENT, dated as of July 22, 1988, to the SECOND AMENDMENT, dated as of April 11, 1989, to the THIRD AMENDMENT, dated as of August 20, 1990, to the FOURTH AMENDMENT, dated as of March 21, 1991, to the FIFTH AMENDMENT, dated as of September 17, 1992, to the SIXTH AMENDMENT, dated as of December 3, 1992, to the SEVENTH AMENDMENT, dated as of June 30, 1993, to the EIGHTH AMENDMENT, dated as of July 25, 1994, to the NINTH AGREEMENT, dated as of August 8, 1994, to the TENTH AGREEMENT, dated as of March 17, 1995, and to the ELEVENTH AGREEMENT, dated as of September 27, 1995, between SWISS BANK CORPORATION, Geneva Branch (the "Bank") and KEMET ELECTRONICS S.A. (the "Seller").



                                 PREAMBLE

WHEREAS, the bank and the Seller are parties to the Purchase Agreement referred to above (the "Purchase Agreement") under which the Bank has agreed to purchase from the Seller and the Seller has agreed to sell to the Bank certain trade receivables subject to the terms and conditions therein set forth; and

WHEREAS, the Bank and the Seller desire to amend the Purchase Agreement and the subsequent Amendments referred to above to extend the expiration date of the Purchase Agreement;

NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained it is hereby agreed as follows:

1. Clause 1 (a) of the Purchase Agreement is hereby amended by deleting "Unless extended by mutual consent of the Bank and the Seller given on or before July 31, 1996, this Agreement shall expire on September 30, 1996, by which date all the Purchased Receivables must be repaid to the Bank", which appeared therein and substituting in lieu thereof "Unless extended by mutual consent of the Bank and the Seller given on or before July 31, 1997, this Agreement shall expire on September 30, 1997, by which date all the Purchase Receivables must be repaid to the Bank".

2. This Twelfth Amendment shall become effective on the date it is signed.

3. Except as expressly modified by the terms and conditions of this Amendment, the Purchase Agreement, the First, Second, Third, Fourth, Fifth, Sixth, Seventh,Eighth, Ninth, Tenth, and Eleventh Amendments shall continue to be and shall remain in full force and effect.

4. All terms used in this Twelfth Amendment which are defined in the Purchase Agreement shall have their respective meanings set forth therein, unless otherwise indicated.

IN WITNESS WHEREOF, the parties have caused this Twelfth Amendment to be duly executed in two originals by the proper and duly authorized officers as of the day and year hereunder written.




Geneva, August 26, 1996               SWISS BANK CORPORATION



                      /S/ A. Conte                 /S/ O. Barbey
                      A. Conte                     O. Barbey
                      Assistant Vice President     Assistant Manager




Geneva, August 28, 1996               KEMET ELECTRONICS S.A.



                      /S/ D. Payne                /S/ P.J. Altwegg